[LOGO OF METLIFE]                                   VARIABLE ANNUITY APPLICATION                      SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)                                                    FIRST METLIFE INVESTORS INSURANCE COMPANY
200 Park Avenue . New York, NY 10166                             Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
                                              For Express Mail Only . 4700 Westown Parkway Ste. 200 . West Des Moines, IA 50266-2266
First MetLife Investors Variable Annuity Class O                                                 FOR ASSISTANCE CALL: THE SALES DESK

ACCOUNT INFORMATION

1. ANNUITANT
                                                                             Social
                   John               J.        Doe                          Security Number     123     --     45     --   6789
Name              (First)          (Middle)    (Last)
                                                                             Sex [X] M [_] F   Date of Birth    4   /  12   /  58
             123 Main Street       Anytown      IL            60001
Address   (Street - No P.O. Box)    (City)    (State)         (Zip)          Phone (708) 123-4567

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.
                                                                             Social
__________________________________________________________________________   Security/Tax ID Number ________ -- _______ -- ________
Name               (First)         (Middle)    (Last)
                                                                             Sex [_] M [_] F   Date of Birth/Trust _____/_____/____

__________________________________________________________________________   Phone (_____) ________________________________________
Address   (Street - No P.O. Box)    (City)    (State)         (Zip)

3. JOINT OWNER

                                                                             Social
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name               (First)         (Middle)   (Last)
                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________   Phone (_____) ________________________________________
Address   (Street - No P.O. Box)    (City)    (State)         (Zip)

4. BENEFICIARY

.. If more than four beneficiaries are named, attach a separate sheet.
.. Percentages must be in whole numbers. Both Primary and Contingent Beneficiary percentages must each add up to 100%.
.. EITHER RELATIONSHIP TO OWNER OR SOCIAL SECURITY NUMBER (SSN) MUST BE PROVIDED FOR ALL BENEFICIARIES NAMED.
.. UNLESS SPECIFIED OTHERWISE, IF JOINT OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE
  THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

           Name (First, Middle Initial, Last)                                   Date of Birth       Social Security Number
           Mary J. Doe,                                                         1/12/60             234 - 56 - 7890
PRIMARY    ------------------------------------------------------------------------------------------------------------------   100%
           Address                                                              Phone               Relationship

           Name (First, Middle Initial, Last)                                   Date of Birth       Social Security Number
                                                                                 /  /                   -    -
PRIMARY    ------------------------------------------------------------------------------------------------------------------      %
           Address                                                              Phone               Relationship

           Name (First, Middle Initial, Last)                                   Date of Birth       Social Security Number
                                                                                 /  /                   -    -
CONTINGENT ------------------------------------------------------------------------------------------------------------------      %
           Address                                                              Phone               Relationship

           Name (First, Middle Initial, Last)                                   Date of Birth       Social Security Number
                                                                                 /  /                   -    -
CONTINGENT ------------------------------------------------------------------------------------------------------------------      %
           Address                                                              Phone               Relationship

6900 (3/13)                                                 [BAR CODE]                                                        APPONY
                                                                                                                            SEP 2015
                                                             Page 1

5. PLAN TYPE                                                                           6. PURCHASE PAYMENT

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                            Funding Source of Purchase Payment
                                                                                       ----------------------------------
.. NON-QUALIFIED ...............[X]                                                     [_] 1035 Exchange/Transfer [_] Check [_] Wire

.. QUALIFIED TRADITIONAL IRA* ..[_] Transfer [_] Rollover [_] Contribution - Year _____ Initial Purchase
                                                                                       Payment $10,000
.. QUALIFIED SEP IRA* ..........[_] Transfer [_] Rollover [_] Contribution - Year _____          Make Check Payable to
                                                                                              First MetLife Investors
.. QUALIFIED ROTH IRA* .........[_] Transfer [_] Rollover [_] Contribution - Year _____          Insurance Company
                                                                                       (Estimate dollar amount for 1035 exchanges,
                                                                                       transfers, rollovers, etc.)

* THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                     Minimum Initial Purchase Payment:
                                                                                         $10,000 Non-Qualified/Qualified



RIDERS

7. BENEFIT RIDERS (Subject to age restrictions. Other restrictions may apply.)

THESE RIDERS MAY ONLY BE CHOSEN AT THE TIME OF APPLICATION. THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS. ONCE ELECTED
THESE OPTIONS MAY NOT BE CHANGED.

1)  LIVING BENEFIT RIDERS (Optional)
    GUARANTEED LIFETIME WITHDRAWAL BENEFIT (FLEXCHOICE (GLWB))/1/
    [_] FlexChoice Level

    /1/ IF THE FLEXCHOICE RIDER IS CHOSEN, THE GLWB SUPPLEMENTAL APPLICATION (NYGLWBSUPP) MUST BE SIGNED AND SUBMITTED
        WITH THIS APPLICATION.

2)  DEATH BENEFIT RIDERS (If no election is made, the Principal Protection option will be provided at no additional charge.)
     [_] Annual Step-Up (Not available if the FlexChoice living benefit rider is elected.)

SIGNATURES

8. REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [X] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [X] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.

Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

6900 (3/13)                                                  Page 2                                                           APPONY
                                                                                                                            SEP 2015


9. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Insurance Company, First MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES
PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.


/s/ John J. Doe
------------------------------------------------------------------------------------------------------------------------------------
(Owner Signature and Title, Annuitant unless otherwise noted)



------------------------------------------------------------------------------------------------------------------------------------
(Joint Owner Signature and Title)



------------------------------------------------------------------------------------------------------------------------------------
(Signature of Annuitant if other than Owner)

Signed at           Anytown,                            IL                     Date      November 11, 2000
          -------------------------------------------------------------------        -----------------------------------------------
                     (City)                            (State)

10. AGENT'S REPORT

All information provided by the applicant has been truly and accurately recorded.
Does the applicant have any existing life insurance policies or annuity contracts?                [_] Yes   [X] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?    [_] Yes   [X] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.


/s/ Richard Roe                                                                 (312) 456-7890
------------------------------------------------------------------------------------------------------------------------------------
Agent's Signature                                                               Phone

Richard Roe, #723
------------------------------------------------------------------------------------------------------------------------------------
Agent's Name and Number

456 Main Street, Anytown, IL 60001
------------------------------------------------------------------------------------------------------------------------------------
Name and Address of Firm

#723
------------------------------------------------------------------------------------------------------------------------------------
State License ID Number

1234567
------------------------------------------------------------------------------------------------------------------------------------
Client Account Number

6900 (3/13)                                                  Page 3                                                           APPONY
                                                                                                                            SEP 2015

                           ADMINISTRATIVE INFORMATION

PURCHASE PAYMENT ALLOCATION SECTION

INSTRUCTIONS AND INFORMATION:

o  THE FOLLOWING PAGES MUST BE COMPLETED OR THIS APPLICATION WILL NOT BE PROCESSED.

o  SIGNATURES ARE REQUIRED IN SECTION 8 BELOW.

o  COMPLETE SECTION 1 BELOW IF YOU WANT TO ELECT THE ENHANCED DOLLAR COST AVERAGING (EDCA) OR DOLLAR COST AVERAGING (DCA) PROGRAMS.

o  COMPLETE SECTION 2 BELOW FOR YOUR INITIAL PURCHASE PAYMENT ALLOCATION.

SECTION 1. DOLLAR COST AVERAGING PROGRAM ELECTION (OPTIONAL)

o  You may select either Section 1A or Section 1B below. Only one program may be elected at a time. The DCA program is not available if you selected the FlexChoice rider.

o  Transfers will commence on the date the purchase payment is allocated and on that same day each month thereafter. If the allocation date is the 29th, 30th or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, transfers will be made on the next business day.

o  If you terminate a dollar cost averaging program, or if the program is terminated on account of notice of your death, we will treat the termination as your request to transfer any remaining monies to the Subaccounts in accordance with the percentages you have chosen (unless you have specified otherwise).

o  Please also review the NY Dollar Cost Averaging Program Disclosure form.

SECTION 1A - ENHANCED DOLLAR COST AVERAGING (EDCA)

o  Only Purchase Payments can be allocated to the EDCA account.

o  By electing an EDCA program, I authorize a portion of my purchase payment to be allocated to the Enhanced Dollar Cost Averaging program elected below.

      [_] ENHANCED DOLLAR COST AVERAGING PROGRAM (EDCA)

      The designated portion of the purchase payment will be allocated to the EDCA account, and periodic transfers will be made to the investment portfolios in the proportions selected below.

      TRANSFER PERIOD (SELECT ONLY ONE):

      [_] 3 Month Market Entry    [_] 6 months    [_] 12 months

      The terms of this program will be governed by the Enhanced Dollar Cost Averaging Rider and/or the Three Month Market Entry
      Rider issued with your contract. Subsequent purchase payments may be allocated to your EDCA account; however, such allocations will have the effect of increasing the monthly transfer amount and thereby accelerating the time period over which transfers are made.

SECTION 1B - DOLLAR COST AVERAGING (DCA)

o  The DCA program is not available if you selected the FlexChoice rider.

o  If you are selecting a DCA program, be sure to allocate a sufficient portion of your initial purchase payment to the appropriate source fund (BlackRock Money Market Portfolio) in Section 2B.

      [_] STANDARD DOLLAR COST AVERAGING PROGRAM (DCA)

          (LOGO) The DCA transfers will be made from the BlackRock Money Market Portfolio.

          (LOGO) Periodic transfers from this source fund will be made to the investment portfolios in the amounts selected below:

               [_] $______________ per month until the account is depleted OR

               [_] $______________ per month for:

                   [_] 12 months    [_] 24 months    [_] 36 months

                   [_] 48 months    [_] 60 months    [_] Other _________ months

ADMINVA-ONY (08/15)                                                 Page 4                                                 Sep 2015

SECTION 2. PURCHASE PAYMENT ALLOCATION

IMPORTANT: The Purchase Payment Allocation section that you must complete below will depend upon the rider elections made in
Section 7 ("Benefit Riders") on page 2.

   o  If you elected FlexChoice Level, complete Section 2A below.

   o  If you did not elect FlexChoice Level, complete Section 2B on page 6.

Indicate the percentage each portfolio should receive in Section 2A or 2B below. Allocations must be whole percentages and the section must total 100%. Unless otherwise directed, subsequent purchase payments will also be directed to the target Purchase
Payment Allocations indicated below.

Please note: the Protected Growth Strategy Portfolios are designed to reduce volatility of returns. Although you may have less risk from market downturns, you may also have less opportunity to benefit from market gains.

SECTION 2A. COMPLETE ONLY IF FLEXCHOICE LEVEL IS ELECTED

   o  If you selected an EDCA program in Section 1A, 100% of the purchase payments will be allocated to EDCA program and the target
      EDCA allocations will equal the purchase payment allocations indicated below.

   o  If allocations are made to the portfolios in this section, they will automatically be rebalanced on a quarterly basis.

                                                                                                           Purchase
                                                                                                         Payment/EDCA
                                                                                                          Allocation

         PLATFORM 1: You must allocate at least 80% of your purchase payment to these portfolios:
                                       ------------
            PROTECTED GROWTH STRATEGY PORTFOLIOS
            AB Global Dynamic Allocation Portfolio                                                          ______%
            Allianz Global Investors Dynamic Multi-Asset Plus Portfolio                                     ______%
            AQR Global Risk Balanced Portfolio                                                              ______%
            BlackRock Global Tactical Strategies Portfolio                                                  ______%
            Invesco Balanced-Risk Allocation Portfolio                                                      ______%
            JPMorgan Global Active Allocation Portfolio                                                     ______%
            MetLife Balanced Plus Portfolio                                                                 ______%
            MetLife Multi-Index Targeted Risk Portfolio                                                     ______%
            PanAgora Global Diversified Risk Portfolio                                                      ______%
            Pyramis(R) Managed Risk Portfolio                                                               ______%
            Schroders Global Multi-Asset Portfolio                                                          ______%

            Barclays Aggregate Bond Index Portfolio                                                         ______%
            Pyramis(R) Government Income Portfolio                                                          ______%
                                                          PLATFORM 1 SUBTOTAL (MUST BE AT LEAST 80%)        ______%

         PLATFORM 2: You may allocate no more than 20% of your purchase payment to these portfolios:
                                      ----------------
            MetLife Asset Allocation 20 Portfolio                                                           ______%
            MetLife Asset Allocation 40 Portfolio                                                           ______%
            MetLife Asset Allocation 60 Portfolio                                                           ______%
            American Funds(R) Balanced Allocation Portfolio                                                 ______%
            American Funds(R) Moderate Allocation Portfolio                                                 ______%
            SSGA Growth and Income ETF Portfolio                                                            ______%
                                                            PLATFORM 2 SUBTOTAL (MAY NOT EXCEED 20%)        ______%


                                                                  TOTAL PURCHASE PAYMENT ALLOCATION:        ______%
                                           Add subtotals for Platforms 1 and 2 here. Must equal 100%

                                                                                              (SECTION 2 CONTINUED ON THE NEXT PAGE)

ADMINVA-ONY (08/15)                                                 Page 5                                                 Sep 2015

SECTION 2. PURCHASE PAYMENT ALLOCATION (CONTINUED)

SECTION 2B. COMPLETE ONLY IF FLEXCHOICE LEVEL IS NOT ELECTED.

o  If you selected an EDCA or DCA program in Section 1A or Section 1B, make sure to complete the Target EDCA/DCA Instructions Column below.

                                        Purchase     Target                                             Purchase      Target
                                        Payment     DCA/EDCA                                             Payment     DCA/EDCA
                                       Allocation Instructions                                          Allocation Instructions

Enhanced Dollar Cost Averaging Account                         Goldman Sachs Mid Cap Value Portfolio     ______%      ______%
  (EDCA)                                ______%       N/A  %   Harris Oakmark International Portfolio    ______%      ______%
                                                               Invesco Comstock Portfolio                ______%      ______%
ASSET ALLOCATION PORTFOLIOS                                    Invesco Mid Cap Value Portfolio           ______%      ______%
---------------------------
American Funds(R) Balanced Allocation                          Invesco Small Cap Growth Portfolio        ______%      ______%
  Portfolio                             ______%      ______%
American Funds(R) Growth Allocation                            Jennison Growth Portfolio                 ______%      ______%
  Portfolio                             ______%      ______%
American Funds(R) Moderate Allocation                          JPMorgan Core Bond Portfolio              ______%      ______%
  Portfolio                             ______%      ______%
MetLife Asset Allocation 20 Portfolio   ______%      ______%   JPMorgan Small Cap Value Portfolio        ______%      ______%
MetLife Asset Allocation 40 Portfolio   ______%      ______%   Loomis Sayles Global Markets Portfolio    ______%      ______%
MetLife Asset Allocation 60 Portfolio   ______%      ______%   Loomis Sayles Small Cap Growth Portfolio  ______%      ______%
MetLife Asset Allocation 80 Portfolio   ______%      ______%   Lord Abbett Bond Debenture Portfolio      ______%      ______%
MetLife Asset Allocation 100 Portfolio  ______%      ______%   Met/Artisan International Portfolio       ______%      ______%
SSGA Growth and Income ETF Portfolio    ______%      ______%   Met/Dimensional International Small
SSGA Growth ETF Portfolio               ______%      ______%     Company Portfolio                       ______%      ______%
                                                               Met/Eaton Vance Floating Rate Portfolio   ______%      ______%
PROTECTED GROWTH STRATEGY PORTFOLIOS                           Met/Franklin Low Duration Total Return
------------------------------------                             Portfolio                               ______%      ______%
AB Global Dynamic Allocation Portfolio  ______%      ______%   MetLife Mid Cap Stock Index Portfolio     ______%      ______%
Allianz Global Investors Dynamic                               MetLife Small Cap Value Portfolio         ______%      ______%
  Multi-Asset Plus Portfolio            ______%      ______%   MetLife Stock Index Portfolio             ______%      ______%
AQR Global Risk Balanced Portfolio      ______%      ______%   MFS(R) Emerging Markets Equity Portfolio  ______%      ______%
BlackRock Global Tactical Strategies                           MFS(R) Research International Portfolio   ______%      ______%
  Portfolio                             ______%      ______%
Invesco Balanced-Risk Allocation                               MFS(R) Total Return Portfolio             ______%      ______%
  Portfolio                             ______%      ______%
JPMorgan Global Active Allocation                              MFS(R) Value Portfolio                    ______%      ______%
  Portfolio                             ______%      ______%
MetLife Balanced Plus Portfolio         ______%      ______%   Morgan Stanley Mid Cap Growth Portfolio   ______%      ______%
MetLife Multi-Index Targeted Risk                              MSCI EAFE(R) Index Portfolio              ______%      ______%
  Portfolio                             ______%      ______%
PanAgora Global Diversified Risk                               Neuberger Berman Genesis Portfolio        ______%      ______%
  Portfolio                             ______%      ______%
Pyramis(R) Managed Risk Portfolio       ______%      ______%   Oppenheimer Global Equity Portfolio       ______%      ______%
Schroders Global Multi-Asset Portfolio  ______%      ______%   PIMCO Inflation Protected Bond Portfolio  ______%      ______%
                                                               PIMCO Total Return Portfolio              ______%      ______%
ADDITIONAL VARIABLE INVESTMENT OPTIONS                         Pioneer Fund Portfolio                    ______%      ______%
--------------------------------------
American Funds Global Growth Fund       ______%      ______%   Pioneer Strategic Income Portfolio        ______%      ______%
American Funds Growth Fund              ______%      ______%   Pyramis(R) Government Income Portfolio    ______%      ______%
American Funds VIS Global Small                                Russell 2000(R) Index Portfolio           ______%      ______%
  Capitalization Fund                   ______%      ______%   TCW Core Fixed Income Portfolio           ______%      ______%
Baillie Gifford International Stock                            T. Rowe Price Large Cap Growth Portfolio  ______%      ______%
  Portfolio                             ______%      ______%
Barclays Aggregate Bond Index                                  T. Rowe Price Large Cap Value Portfolio   ______%      ______%
  Portfolio                             ______%      ______%
BlackRock Bond Income Portfolio         ______%      ______%   T. Rowe Price Small Cap Growth Portfolio  ______%      ______%
BlackRock Capital Appreciation                                 UIF Global Infrastructure Portfolio       ______%      ______%
  Portfolio                             ______%      ______%
BlackRock Global Allocation V.I. Fund   ______%      ______%   Western Asset Management Strategic Bond
BlackRock High Yield Portfolio          ______%      ______%     Opportunities Portfolio                 ______%      ______%
BlackRock Large Cap Value Portfolio     ______%      ______%   Western Asset Management U.S. Government
BlackRock Money Market Portfolio        ______%      ______%     Portfolio                               ______%      ______%
Clarion Global Real Estate Portfolio    ______%      ______%   WMC Core Equity Opportunities Portfolio   ______%      ______%
ClearBridge Aggressive Growth                                  WMC Large Cap Research Portfolio          ______%      ______%
  Portfolio                             ______%      ______%
                                                               BOTH TOTALS MUST EQUAL 100%               ______%      ______%

ADMINVA-ONY (08/15)                                                 Page 6                                                 Sep 2015

OPTIONAL PROGRAMS

3. REBALANCING PROGRAM

THE REBALANCING PROGRAM IS ONLY AVAILABLE IF MORE THAN ONE PORTFOLIO IS SELECTED.

IF THE FLEXCHOICE RIDER IS ELECTED, DO NOT COMPLETE THIS SECTION. REBALANCING WILL OCCUR AUTOMATICALLY ON A QUARTERLY BASIS.

When checked below, I authorize First MetLife Investors Insurance Company to automatically rebalance my investment portfolios to the allocation percentage levels selected in Section 2B, or as I may otherwise direct by Notice to First MetLife Investors Insurance
Company.

Frequency:   [_] Monthly  [_] Quarterly  [_] Semiannually  [_] Annually

If the rebalancing transfer date is the 29th, 30th or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, the transfer will occur on the next business day. If a DCA program is elected, rebalancing shall be based on the transfer allocations selected for such program. You should understand that, unless this program is terminated, subsequent purchase payment allocations and transfers will be rebalanced under this program to the percentages selected. Termination or modification of this program must be by Notice to First MetLife Investors Insurance Company.

4. SYSTEMATIC WITHDRAWAL PROGRAM

DO NOT COMPLETE FOR REQUIRED MINIMUM DISTRIBUTIONS (RMDS) - USE SEPARATE RMD FORM OR CONTACT THE ANNUITY SERVICE CENTER.

Please be aware that withdrawing more than your guaranteed withdrawal amount, called "excess withdrawals", may permanently reduce your future guaranteed withdrawal amounts. If you are considering making an excess withdrawal but are uncertain as to how it will affect your future guaranteed withdrawal amounts, we encourage you to contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of the excess withdrawal.

A. SOURCE: I authorize Systematic Withdrawals (minimum $100) from my Account Value to commence as indicated below (check one). Once the Program is initiated, payments will continue until you notify the Annuity Service Center to cancel them, either in writing or by telephone.

   IMPORTANT: Please review your contract and/or prospectus for detailed information regarding early withdrawal penalties and other withdrawal provisions.

   If you elect the FlexChoice rider, cumulative withdrawals that exceed the Annual Benefit Payment in any contract year may significantly reduce the value of the FlexChoice benefit. If you have elected the FlexChoice rider, you should carefully consider when to begin taking withdrawals. Waiting to take your first withdrawal will result in a higher FlexChoice Withdrawal Rate.

USE IF THE FLEXCHOICE RIDER IS NOT ELECTED.
                            ------

   [_] $______________Pro rata from active investment portfolios. A maximum of an amount equal to 10% of purchase payments may be withdrawn annually under this program.

USE IF FLEXCHOICE IS ELECTED.

   [_] Withdrawal amount that increases upon FlexChoice Automatic step-up to equal 100% of the Annual Benefit Payment upon step-up.
       This option is not available prior to age 591/2 if the FlexChoice rider is elected.

   o   Initial withdrawal amount prior to a step-up will equal the remaining unpaid Annual Benefit Payment for the current contract year and will continue unchanged until the next contract anniversary on which a step-up occurs, provided that if you are currently enrolled in the systematic withdrawal program, the initial withdrawal amount prior to a step-up will equal the current systematic withdrawal amount and will continue unchanged until the next contract anniversary on which a step-up occurs.

   [_] $_____________ per withdrawal. May not exceed the current Annual Benefit Payment amount allowed under the FlexChoice rider.

   o   IMPORTANT: If the FlexChoice rider is elected, then any withdrawal taken prior to age 591/2 will be considered an early withdrawal and will reduce your benefit base on a pro-rata basis.

B. FREQUENCY:  [_] Monthly  [_] Quarterly  [_] Annual

   [_] Start at Issue [_] Start Date: ____________________ (Please pick a day, 1-28.) (If no day is chosen, default date will be monthly contract date.)

C. IMPORTANT TAX INFORMATION - Withdrawals will not be taxed under special exclusion ratio rules applicable to annuity payments. A
   10% Federal tax penalty may be assessed against distributions if the Owner is under age 591/2. You should consult your tax advisor regarding your personal situation. IF NO SELECTION IS MADE BELOW, THE COMPANY WILL WITHHOLD THE MINIMUM AMOUNT REQUIRED
   BY THE IRS. If applicable, a State Income Tax election will be made as elected below for Federal Income Tax withholding.

   CHOOSE ONE: [_] Do not withhold Federal Income Taxes    [_] Withhold $____________ or ________%

D. PAYMENTS: Payments will be made to the owner. When completed below I wish to utilize Electronic Funds Transfer in the processing of my Systematic Withdrawal. When receiving funds via Electronic Funds Transfer, it may take up to three business days for the funds to appear in your bank account.

   Bank/Brokerage Name: ____________________________________________________________________________________________________________

   Bank/Brokerage Street Address: _________________________________________________ City, ST ZIP: __________________________________

   Account Number: __________________ ABA Routing Number: __________________ [_] Checking (please attach a voided check) [_] Savings

ADMINVA-ONY (08/15)                                                 Page 7                                                 Sep 2015

OPTIONAL PROGRAMS

5. AUTOMATIC PAYMENT PROGRAM - NOT AVAILABLE IF FLEXCHOICE IS ELECTED.

When checked below, I authorize Metropolitan Life Insurance Company, under agreement with First MetLife Investors Insurance Company, to initiate debit entries from my bank account as instructed by the completed Automatic Payment (AP) Account Agreement form (7252
MLIAUTOPAY) which has been included with this application. I also acknowledge that I have received a copy of the Automatic Payment
(AP) Account Agreement form.

[_] Please enroll me in the Automatic Payment Program

ACKNOWLEDGEMENTS AND SIGNATURES

6. SPECIAL REQUESTS



7. TRUSTEE CERTIFICATION REQUIREMENT

If Owner is a trust, please complete the Trustee Certification for New Annuity Contracts form "(ANNTRUSTEECERT)" and submit it with this application.

8. SIGNATURES

By signing below, I (we) acknowledge that we have read and understand the information above.

I understand there is no additional tax benefit obtained by funding an IRA with a variable annuity.

I FURTHER ACKNOWLEDGE THAT I HAVE RECEIVED METLIFE'S CUSTOMER PRIVACY NOTICE.

BY SIGNING BELOW, I ACKNOWLEDGE RECEIPT OF THE NY DOLLAR COST AVERAGING PROGRAM DISCLOSURE FORM.

I acknowledge and understand that if a Wholesaler (who is an employee of MetLife Group, Inc., an affiliate of First MetLife
Investors Insurance Company) met with me, either in person or by phone, then the wholesaler may receive compensation for the sale of a First MetLife Investors Insurance Company or affiliate Annuity Product ("MetLife Product") by my Representative. Wholesaler
compensation consists of base commissions that may vary from product to product and by the premium or deposit amount. The amount of wholesaler compensation may increase in part based upon the relative amount of MetLife Products sold during a set period. The wholesaler is eligible for additional cash compensation (such as medical, retirement and other benefits) and non-cash compensation
(such as recognition conferences) based on his or her overall MetLife sales and productivity. I understand that I may request additional information from my Representative about the Wholesaler compensation expected as a result of my purchase.

If I elected a FlexChoice rider, by signing below, I confirm receipt of the "FlexChoice - Guaranteed Lifetime Withdrawal Benefit
("GLWB") Rider Disclosure" form.

   Under penalties of perjury, I, the Owner, certify that:

   o  The number shown in this application is my correct taxpayer identification number, and

   o  I am not subject to backup withholding because

      (a) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends.

          OR

      (b) The IRS has notified me that I am not subject to backup withholding.

          (IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING
          INTEREST OR DIVIDENDS ON YOUR TAX RETURN, YOU MUST CROSS OUT AND INITIAL THIS ITEM.)

   o  I am a U.S. citizen or a U.S. resident alien for tax purposes.

      (IF YOU ARE NOT A U.S. CITIZEN OR A U.S. RESIDENT ALIEN FOR TAX PURPOSES, PLEASE CROSS OUT THIS CERTIFICATION AND COMPLETE
      FORM W-8BEN).

   The IRS does not require your consent to any provision of this document other than certifications required to avoid backup withholding.

________________________________________________________________    ________________________________________________________________
Name of Owner & Title (please print)                                Name of Joint Owner & Title (please print)

________________________________________________________________    ________________________________________________________________
Signature of Owner                                                  Signature of Joint Owner

________________________________________________________________    ________________________________________________________________
E-mail Address                                                      Date

ADMINVA-ONY (08/15)                                                 Page 8                                                 Sep 2015